Exhibit 99.1

Neurotrope, Inc. OTCQB: NTRP Targeting Neurologic Disease www.neurotropebioscience.com

Safe Harbor Statement 2 Cautionary language regarding forward - looking statements Certain statements in this presentation, particularly those pertaining to our strategy, constitute forward - looking statements . Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Any statements that are not statements of historical fact (including statements containing the words “ believes, ” “ plans, ” “ anticipates, ” “ expects, ” “ estimates ” and similar expressions) should also be considered to be forward - looking statements . There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements . These factors are contained in Neurotrope Inc . ’s filings with the SEC, including Neurotrope’s Form 10 - K for December 31 , 2013 and Form S - 1 filed on December 1 , 2014 . We encourage all viewers of this presentation to review the aforementioned filings . THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER . ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY . ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED . The full text of Neurotrope’s SEC filings can be found at the SEC ’ s website (http://www.sec.gov)

3 Neurotrope Neurotrope is a biopharmaceutical company developing b ryostatin for treatment of neurodegenerative disease including Alzheimer’s disease and o rphan drug indications.

4 Investment Considerations • Exploiting licensed technology from the Blanchette Rockefeller Neurosciences Institute (BRNI): ~ $ 200 million spent to - date by NCI, BRNI and NTRP to advance technology • Phase 2a safety trial dosing for Alzheimer’s disease (AD) completed • Planning Phase 2b clinical trial in moderate to severe Alzheimer’s disease patients • Preliminary anecdotal encouraging evidence in moderate to severe Alzheimer’s disease demonstrated by significantly improved activities of daily living in the ongoing compassionate use program • Fragile X and Niemann - Pick Type C pre - clinical work ongoing • Licenses with Mt. Sinai and Stanford University in place • Alzheimer’s disease diagnostic in mid - stage development.

5 Unique Scientific Approach • Unique and promising approach to treatment of neurodegenerative disorders • Unlike previously failed treatments for Alzheimer’s disease, b ryostatin does not target Amyloid or Tau directly but offers a novel approach • Developed by Dr. Dan Alkon, Scientific Director and Professor of BRNI and Chief Scientific Officer of NTRP.

6 Unique Scientific Approach • Bryostatin activates Protein Kinase C epsilon (PKCe) • PKCe is an upstream modulator of protein synthesis related to learning, memory and synaptogenesis • In patients with moderate to severe AD and other neurodegenerative diseases, PKCe activity is reduced resulting in loss of synaptic function, memory and learning • Activation of PKCe results in upstream activation of several critical pathways that: • Prevents loss of synapses, the hallmark of AD • Prevents apoptosis (programmed neuronal cell death) • Promotes synaptogenesis.

7 Clinical Program • Previous clinical program in cancer patients conducted by the National Cancer Institute • Extensive clinical exposure, > 1,000 patients • NTRP completed dosing Phase 2a safety study • Double - blinded, placebo controlled • Results expected Q1 2015 • NTRP planning Phase 2b Proof of Concept study .

Orphan Diseases

- Fragile X Syndrome
  - Most common cause of inherited intellectual disability
  - Single gene defect resulting in significant impairment in cognition with significant behavioral manifestations including autistic features
  - ~ 1:4,000 males / ~ 1:6,000 females
- Niemann-Pick Type C Disease
  - Disorder of fatty acid metabolism (cholesterol)
  - Affects ~ 1:150,000
  - Harmful quantities of fatty substances (lipids) accumulate in the liver, spleen, lungs, bone marrow and brain
  - Multiple severe neurologic symptoms including cognitive impairment.
  - Frequently resulting in death within second decade of life.

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9 Market Potential – AD and Orphan Drugs • Alzheimer’s disease – Multi - billion dollar market potential • 5 million individuals suffer with AD in the U.S. • Cost of medication between $650 and $4,000 annually • Minimal clinical benefit • Multi - billion dollar U.S. alone market opportunity • Fragile X Syndrome – Multi - billion dollar market potential • No effective therapies available • Estimated 67,000 patients in U.S . and 105,000 in the EU • Revenue potential at 35% penetration at an estimated $100k per patient annual treatment cost = ~ $2 billion in U.S. revenues p.a. • Pre - clinical work nearing completion • Niemann - Pick Type C Disease – ~ $100 MM U.S. market potential • No effective therapies available • Estimated 2,200 patients in U.S . and 3,400 in the EU • Revenue potential at 35% penetration at an estimated $100k annual treatment cost = ~ $200 MM in U.S. revenues p.a. • Mt. Sinai conducting pre - clinical work for NTRP pursuant to exclusive licensing agreement.

10 Alzheimer’s Diagnostic • Developed by Dr. Alkon at BRNI • Relates to abnormalities in PKC epsilon activity in skin fibroblasts • Further validation in a prospective trial to be conducted.

11 Advancing Neurotrope’s Pipeline • Second generation molecules • Bryologs - Modified / improved bryostatin • Exclusive licensing agreement with Stanford University for broad use including neurodegenerative diseases • Dr. Paul Wender at Stanford developing specific bryologs for NRTP for use in AD and other neurologic diseases • Polyunsaturated fatty acids (PUFA) derivatives • Being developed with BRNI as part of licensed technology • PKCe activator built on PUFA scaffold • New molecule with potentially more favorable metabolic characteristics.

12 Near - Term Milestones - 2015 • Q1 2015 • Results of Phase 2a safety study • Complete current Niemann - Pick Type C pre - clinical animal studies on b ryostatin with Mt. Sinai • File for orphan drug designation for Fragile X • Enroll additional Compassionate Use patients • Q2 2015 • Initiation of Phase 2b Proof of Concept study for moderate to severe Alzheimer’s patients • Pending FDA approval • Clinical development plan for Niemann - Pick Type C • Clinical development plan for Fragile X • Enroll additional Compassionate Use patients.

13 Near - Term Milestones 2015 • Q3 2015 • Develop clinical strategy for Niemann - Pick Type C with regulatory agency • File for orphan drug designation for Niemann - Pick Type C • Enroll additional Compassionate Use patients • Site initiation and patient screening for AD Phase 2b clinical trial • Q4 2015 • Fragile X Phase 2 safety study • Begin dosing patients in AD Phase 2b clinical trial.

14 Trading and Capitalization Current Capitalization Shares Common Stock 24.0 MM Series A Convertible Preferred Stock (Convertible @ $1.00 / share) 21.4 MM Options & Warrants Outstanding (Weighted Avg. E.P. $1.21 / share) 9.4 MM Total fully diluted shares 54.8 MM Trading Information Ticker symbol (OTCQB) NTRP Current share price (12/31/14) $1.00 Capital raised during 2013 $23 million Cash as of November 30, 2014 $10.1 million

15 Neurotrope Management Team • Charles S. Ramat – President, Chief Executive Officer and Board member • Extensive operational and general business experience in both public and private companies • Industry focus - Biotechnology, medical devices, commercial finance, real estate • Paul Freiman – Chairman of the Board • Seasoned pharmaceutical executive • Former Chairman and CEO Syntex – Sold to Roche for $5 billion + • Board member NovaBay Pharmaceutical (NYSE: NBY) • Chairman Chronix BioMedical.

Neurotrope Management Team

- Dr. Dan Alkon – Chief Scientific Officer
  - Graduate of Cornell Medical School
  - 30 year career as Medical Director and Lab Chief in US NIH specializing in memory disorders
  - 14 years as founding Scientific Director of BRNI
- Dr. Warren W. Wasiewski – Chief Medical Officer
  - Board certified in Neurology and Pediatrics
  - Over 30 years of medical and pharmaceutical experience
  - Extensive clinical & regulatory experience in Neurology, Pediatrics and Orphan disease space at AstraZeneca, InfaCare and Alexion
- Robert Weinstein, CPA, MBA – Chief Financial Officer
  - Experienced healthcare industry CFO and consultant
  - Successful healthcare private equity fund manager & investment banker.

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17 Select Clinical Advisory Board – Six Members • Dr. Jeffrey L. Cummings, MD, ScD, CCF - Chairman • Director of Cleveland Clinic Lou Ruvo Center for Brain Health • Professor of Neurology and Psychiatry, D irector of MSE Center for AD Research and Director of the DFJ Center for Neurotherapeutics at UCLA • Expert in clinical trial design & analysis, global trial implementation, outcome measures • Authored or edited 30 books and published 600 peer - reviewed papers • Past President of Behavioral Neurology Society & American Neuropsych. Association. • Dr. Martin R. Farlow, MD • Professor and Vice Chairman of Research, Dept. of Neurology Indiana University • Associate Co - Director of the Indiana AD Center and member of gov’t. AD task force • Principal Investigator of the Indiana site of the AD Cooperative Study Unit • Published 200 peer - reviewed papers. • Dr. Samuel E. Gandy, MD, PhD • Mount Sinai Chair in AD Research, Professor of Neurology and Psychiatry at Mount Sinai • Director of the Mount Sinai Center for Cognitive Health and NFL Neurological Care • Former Chairman of the National Medical & Scientific Advisory Council of the AD Association • Founding Director of the Farber Institute of Neurosciences, Jefferson Medical College • Discovered PKC regulation of amyloid precursor phosphorylation and processing.

18 Select Clinical Advisory Board • Dr. Cristina Sampaio, MD, PhD • Chief Medical Officer at CHDI Foundation • Professor of Clinical Pharmacology and Therapeutics University of Lisbon, Portugal • Former member of the Committee of Proprietary Medicinal Products and the Scientific Advice Working Party at the European Medicines Agency. • Dr. Michael Weiner, MD • Professor UCSF School of Medicine in Radiology and Biomedical Imaging • Principle Investigator of the AD Neuroimaging Initiative • Educated at Mount Sinai and Yale, previously Assistant Professor of Medicine at Stanford • Established the MR Unit at the San Francisco VA Medical Center.

19 Summary • Unique potential therapy for treatment of moderate to severe Alzheimer’s disease • Phase 2 clinical trials in AD • Commercial diagnostic test in development to satisfy unmet medical need • Pursuing multiple orphan drug disease states with no effective treatments – have significant market potential • Fragile X • Niemann - Pick Type C • Seasoned and experience Management T eam • Well known and highly respected Clinical Advisory Board .

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